SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2008
SIRIUS SATELLITE RADIO INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other Jurisdiction of Incorporation)	0-24710 (Commission File Number)	52-1700207 (I.R.S. Employer Identification No.)

1221 Avenue of the Americas, 36th Fl., New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 584-5100

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
     In the prospectus supplement dated July 28, 2008 related to the offering of shares of our common stock to be loaned to share borrowers under share lending agreements, we have incorporated by reference certain financial information for XM Satellite Radio Holdings Inc. and its subsidiaries. We have received the consent of KPMG LLP with respect to such incorporation by reference.
     In the prospectus supplement dated July 28, 2008 related to the offering of shares of our common stock that may be issued upon conversion of convertible notes and warrants of XM Satellite Radio Holdings Inc., we have incorporated by reference certain financial information of XM Satellite Radio Holdings Inc. and its subsidiaries. We have received the consent of KPMG LLP with respect to such incorporation by reference.
Section 9.01. Financial Statements and Exhibits
(d) Exhibits.
23.1 Consent of KPMG LLP
23.2 Consent of KPMG LLP

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIRIUS SATELLITE RADIO INC.
By:	/s/ Patrick L. Donnelly
Patrick L. Donnelly
Executive Vice President, General Counsel and Secretary

Dated: July 28, 2008

Exhibits

Exhibit	Description of Exhibit

23.1	Consent of KPMG LLP

23.2	Consent of KPMG LLP

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